Non-Binding MEMORANDUM OF UNDERSTANDING

This non-binding Memorandum of Understanding ("MOU") dated 8 February, 2024, is by and between Graphene & Solar Technologies Ltd. (GSTX), a Colorado Corporation and American Solar Manufacturing Company (ASMC) a Delaware Corporation. GSTX and ASMC may individually be referred to hereinafter as a "Party" and collectively referred to hereinafter as the "Parties". This MOU sets forth the general terms and conditions to which the GSTX and the ASMC have jointly agreed.

A. The PARTIES wish to establish a Joint Venture company ("JVCO") to manufacture silicon wafers for the solar industry.

B. GSTX will hold 75% of the JVCO shares.

C. ASMC will hold 25% of the JVCO shares.

D. To secure its 75% ownership in JVCO, GSTX will provide a minimum of US$10.5M funding to JVCO on an agreed schedule.

E. To secure its 25% ownership in JVCO, ASMC will provide world leading technical experience, business contacts, and executive management of JVCO

This MOU contemplates the proposed transaction (the "Transaction") between the Parties that provides for the establishment of a Joint Venture Company. The general understanding of the non-binding terms and conditions of the Transaction are set forth herein.

AGREEMENT

The following shall constitute an expression of the mutual intent of the Parties hereto and is contingent upon the successful negotiation, execution, and delivery of necessary documentation required to proceed with a definitive agreement between GSTX and the ASMC which would set-forth in details the terms and conditions of the proposed transactions and agreements (the "Definitive Agreements").

1. *Understanding*

   a. Transaction. GSTX and ASMC desire to form a Joint Venture Company ("JVCO") in order to establish a silicon wafer manufacturing business. The Parties agree that the principal terms and conditions of the Transaction shall be as follows:

      i. The PARTIES wish to establish a Joint Venture company ("JVCO") to manufacture silicon wafers for the solar industry.

      ii. GSTX will hold 75% of the JVCO shares.

      iii. ASMC will hold 25% of the JVCO shares.

      iv. To secure its 75% ownership in JVCO, GSTX will provide a minimum of US$10M funding to JVCO on an agreed schedule.

      v. To secure its 25% ownership in JVCO, ASMC will provide world leading technical experience, business contacts, and executive and technical management of JVCO

b. Terms: It is anticipated that within 60 business days of signing this non-binding MOU Agreement, GSTX and ASMC expect to enter into a Definitive Binding Agreement which will specifically outline the terms of the joint venture and the formation of JVCO.

c. Conditions to Consummation of the Transaction. The obligations of GSTX and ASMC, with respect to the Transaction, shall be subject to the satisfaction of the conditions customary to transactions of this type, including without limitation: (a) confirmation that the representations and warranties of ASMC and GSTX are true and accurate in all respects affecting the transaction; and (b) satisfactory completion of due diligence by GSTX and ASMC.

2. *Agreement*

a. Transaction. The undersigned agree to the terms of the Transaction as set forth above and each agree to cooperate in the negotiation, preparation of such possible Definitive Agreements, and other necessary documentation contemplated by the Transaction and agree to execute all documents consistent with the above terms to facilitate the consummation of such Transaction.

3. *Costs and Expenses*

a. All costs and expenses incurred by the Parties in connection with the continued negotiation of the Transaction shall be borne individually of the parties.

4. *Termination*

a. Termination of negotiations by Company prior to any execution and delivery of a Definitive Agreements shall be without liability and no Party hereto shall be entitled to any form of relief whatsoever, including without limitation, injunctive relief, or damages. Termination by ASMC can only be made if GSTX fails to perform under this MOU and after a ten (10) day notice period such failure to perform has not been remedied.

5. *Governing Law*

a. This MOU shall be governed by and construed in accordance with the laws of the State of Colorado applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles.

6. *Confidentiality*

a. Except as provided herein, the existence and the terms of this MOU, Parties shall be maintained in confidence by the Parties hereto and their respective officers, directors, and employees. Except as compelled to be disclosed by judicial or administrative process or by other requirements of law, legal process, rule or regulation (including to the extent required in connection with any filings made by the Parties or their controlling affiliates with the Securities and Exchange Commission) all public announcements, notices or other communications regarding such matters to third parties, including without limitation any disclosure regarding the transactions contemplated hereby, shall require the prior approval of all Parties hereto.

7. *Amendment.*

   a. Any amendment(s) to this non-binding MOU shall be in writing and signed by all Parties hereto.

8. *Miscellaneous.*

   a. Authority. The execution, delivery and performance by the Parties of this MOU has been duly authorized by all requisite corporate and, if required, majority ownership action by the Parties, and this MOU will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Parties, any order of any Governmental Authority or any provision of any indenture, agreement or other instrument to which the Parties are a party

   b. Indemnity. The Parties shall each indemnify each other, and the other Party's directors, officers, partners, employees and agents (each such Person being called an "Indemnity") against, and to hold each Indemnity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnities arising out of in any way connected with, or as a result of (i) the execution or delivery of this MOU or any agreement or instrument contemplated hereby, the performance by the Parties thereto of their respective obligations hereunder or the consummation of the Definitive Agreements and the other transactions contemplated thereby, and (ii) any claim, litigation investigation or proceeding relating to any of the foregoing, whether or not any Indemnity is a party thereto.

   c. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the expiration of the term of this MOU the consummation of the transactions contemplated hereby, the invalidity or unenforceability of any term or provision of this MOU, or any investigation made by or on behalf of GSTX.

9. *Agreement to Perform Necessary Acts.*

   a. The Parties agree to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions and intent of this non-binding MOU; if, not, the Section 4 above takes precedence.

10. *Counterparts and/or Electronic Signature.*

    a. This non-binding MOU may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective. Delivery of an executed signature page to this Agreement by email correspondence shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

Graphene & Solar Technologies Limited.

DocuSigned by:

/s/ ______________________

7C78CC428BAF49A...

Jason May - Director

Date: 8 February, 2024

ASMC

DocuSigned by:

Neil Morris

/s/ ______________________

BEF1BF0CAC98469...

Neil Morris – President and CEO

Date: 8 February, 2024